                                                                     Exhibit 4.1

     AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of July 27, 1998 by and among RJR Nabisco, Incorporated, a corporation duly organized and existing under the laws of the State of Delaware and having its principal office at 1301 Avenue of the Americas, New York, New York 10019 (the "Company"), Citibank, N.A., a banking corporation duly organized and existing under the laws of the United States of America and having its principal corporate trust office at 111 Wall Street, New York, New York 10043 (the "Resigning Trustee") and The Bank of New York, a New York banking corporation duly organized and existing under the laws of New York and having its principal corporate trust office at 101 Barclay Street, New York, New York 10286 (the "Successor Trustee").

                                    RECITALS:

     WHEREAS, the Notes listed on Exhibit A hereto were issued under the Amended and Restated Indenture dated as of July 24, 1995 by and between the Company and the Resigning Trustee (said Notes are hereinafter referred to as "Securities" and said Indenture is hereinafter referred to as the "Indenture");

     WHEREAS, Section 6.10 of the Indenture provides that the Trustee may at any time resign by giving written notice of such resignation to the Company, effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee and payment of all fees due and owing to the Resigning Trustee;

     WHEREAS, Section 6.11 of the Indenture provides that any successor Trustee appointed in accordance with the Indenture shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment under the Indenture, and thereupon the resignation of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of the predecessor Trustee;

     WHEREAS, the Resigning Trustee was appointed Security Registrar and Paying Agent by the Company;

     WHEREAS, the Company desires to appoint Successor Trustee as Trustee, Security Registrar and Paying Agent to succeed Resigning Trustee under the Indenture; and

     WHEREAS, Successor Trustee is willing to accept such appointment as successor Trustee, Security Registrar and Paying Agent under the Indenture;

     NOW, THEREFORE, the Company, Resigning Trustee and Successor Trustee, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:


                                  ARTICLE ONE

                             THE RESIGNING TRUSTEE

     SECTION I. Pursuant to Section 6.10 of the Indenture, Resigning Trustee hereby notifies the Company that Resigning Trustee is hereby resigning as Trustee, Security Registrar and Paying Agent under the Indenture.

     SECTION II. Resigning Trustee hereby represents and warrants to Successor Trustee that:

     (a) No covenant or condition contained in the Indenture has been waived by Resigning Trustee nor has of the Responsible Officers of Resigning Trustee's Corporate Trust Group, received written notice from the Holders of the percentage in aggregate principal amount of the Securities required by the Indenture to effect any such waiver.

     (b) Responsible Officers of the Resigning Trustee's Corporate Trust Group have not received written notice of any action, suit or proceeding pending nor has the Responsible Officers assigned to Resigning Trustee's Corporate Trust Group, received notice of any threatened action, suit or proceeding against Resigning Trustee before any court or any governmental authority arising out of any action or omission by Resigning Trustee as Trustee under the Indenture.

     (c) As of the effective date of this Agreement, Resigning Trustee will hold no property under the Indenture.

     (d) Pursuant to Section 2.4 of the Indenture, Resigning Trustee duly authenticated and delivered, the securities listed on Exhibit A attached hereto on the specified dates and for the listed principal amounts outstanding;

     (e) Each person who so authenticated the Securities was duly elected, qualified and acting as an officer of Resigning Trustee and empowered to authenticate the Securities at the respective times of such authentication and the signature of such person or persons appearing on such Securities is each such person's genuine signature.

     (f) This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation.

     (g) No responsible Officers of the Resigning Trustee's Corporate Trust Group, have received written notice of any event which has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 5.1 of the Indenture.

     SECTION III. Upon payment of all fees due and owing to the Resigning Trustee, the Resigning Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Resigning Trustee in and to the trust under the Indenture and all the rights, powers and trusts of the Trustee under the Indenture. Resigning Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, trusts and powers hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Security Registrar and Paying Agent.

     SECTION IV. Resigning Trustee shall deliver to Successor Trustee, as of or immediately after the effective date hereof, all of the documents listed on Exhibit B hereto.

                                  ARTICLE TWO

                                  THE COMPANY

     SECTION V. The Company hereby accepts the resignation of Resigning Trustee as Trustee, Security Registrar and Paying Agent under the Indenture.

     SECTION VI. The Secretary or Assistant Secretary of the Company who is attesting to the execution of this Agreement by the Company hereby certifies that the Company (a) accepts Resigning Trustee's resignation as Trustee under the Indenture; (b) appoints Successor Trustee as Trustee under the Indenture; and (c) will execute and deliver such agreements and other instruments as may be necessary or desirable to effectuate the succession of Successor Trustee as Trustee under the Indenture.

     SECTION VII. The Company hereby appoints Successor Trustee as Trustee, Security Registrar and Paying Agent under the Indenture to succeed to, and hereby vests Successor Trustee with, all the rights, powers, duties and obligations of Resigning Trustee under the Indenture with like effect as if originally named as Trustee in the Indenture.

     SECTION VIII. Promptly after the effective date of this Agreement, the Company shall cause a notice, substantially in the form of Exhibit C annexed hereto, to be sent to each Holder of the Securities in accordance with the provisions of Section 6.10 of the Indenture.

     SECTION IX. The Company hereby represents and warrants to Resigning Trustee and Successor Trustee that:

     (a) The Company is a corporation duly and validly organized and existing pursuant to the laws of the State of Delaware.

     (b) The Indenture was validly and lawfully executed and delivered by the Company and the Securities were validly issued by the Company.

     (c) The Company has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the Indenture.

     (d) No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 5.1 of the Indenture.

     (e) No covenant or condition contained in the Indenture has been waived by Company or, to the best of Company's knowledge, by Holders of the percentage in aggregate principal amount of the Securities required to effect any such waiver.

     (f) There is no action, suit or proceeding pending or, to the best of Company's knowledge, threatened against the Company before any court or any governmental authority arising out of any action or omission by Company under the Indenture.

     (g) This Agreement has been duly authorized, executed and delivered on behalf of Company and constitutes its legal, valid and binding obligation.

     (h) All conditions precedent relating to the appointment of The Bank of New York as successor Trustee under the Indenture have been complied with by the Company.

                                 ARTICLE THREE

                             THE SUCCESSOR TRUSTEE

     SECTION X. Successor Trustee hereby represents and warrants to Resigning Trustee and to the Company that:

     (a)  Successor Trustee is not disqualified under the provisions of Section
          6.10 and is eligible under the provisions of Section 6.9 of the Indenture to act as Trustee under the Indenture.

     (b) This Agreement has been duly authorized, executed and delivered on behalf of Successor Trustee and constitutes its legal, valid and binding obligation.

     SECTION XI. Successor Trustee hereby accepts its appointment as successor Trustee, Security Registrar and Paying Agent under the Indenture and accepts the rights, powers, duties and obligations of Resigning Trustee as Trustee under the Indenture, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee under the Indenture.

     SECTION XII. References in the Indenture to "Corporate Trust Office" or other similar terms shall be deemed to refer to the Corporate Trust Office of Successor Trustee at 101 Barclay Street, New York, New York 10286 or any other office of Successor Trustee at which, at any particular time, its corporate trust business shall be administered.

                                  ARTICLE FOUR

                                 MISCELLANEOUS

     SECTION XIII. Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Indenture shall have the meaning assigned to them in the Indenture.

     SECTION XIV. This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the opening of business on July 27, 1998.

     SECTION XV. Resigning Trustee hereby acknowledges payment or provision for payment in full by the Company of compensation for all services rendered by Resigning Trustee under Section 6.6 of the Indenture and reimbursement in full by the Company of the expenses, disbursements and advances incurred or made by Resigning Trustee in accordance with the provisions of the Indenture. Resigning Trustee acknowledges that it relinquishes any lien it may have upon all property or funds held or collected by it to secure any amounts due it pursuant to the provisions of Section 6.6 of the Indenture. The Company acknowledges its obligation set forth in Section 6.6 of the Indenture to continue to indemnify Resigning Trustee for, and to hold Resigning Trustee harmless against, any loss, liability and expense incurred without negligence or bad faith on the part of the Resigning Trustee and arising out of or in connection with the acceptance or administration of the trust evidenced by the Indenture (which obligation shall survive the execution hereof).

     SECTION XVI. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION XVII. This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION XVIII. The Company, Resigning Trustee and Successor Trustee hereby acknowledge receipt of an executed and acknowledged counterpart of this Agreement and the effectiveness thereof.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement of Resignation, Appointment and Acceptance to be duly executed and acknowledged and their respective seals to be affixed thereunto and duly attested all as of the day and year first above written.


[SEAL]                                  RJR Nabisco, Incorporated

Attest:                                 By:
                                           -----------------------
--------------------------                 Name:
Assistant Secretary                        Title:


[SEAL]

Attest:                                 Citibank, N.A.
                                        Resigning Trustee

                                        By:
                                           ------------------------------
`                                          Name:
                                           Title:

---------------------------
Authorized Officer


[SEAL]                                  The Bank of New York
                                        Successor Trustee

                                        By:________________________
                                           Name: MaryBeth Lewicki
Attest:                                    Title:   Assistant Vice President

---------------------------
Assistant Treasurer

EXHIBIT A


Description                         CUSIP No.               Amount Outstanding
----------------------------        ---------               ------------------
8 1/2% Notes due 2007               74960LBF2               200,000,000.00
8 1/4% Notes due 2004               74960LBD7               150,000,000.00
8% Notes due 2001                   74960LBB1               400,000,000.00
8 3/4% Notes due 2007               74960LBE5               250,000,000.00
8% Notes due 2000                   74960LAZ9                60,692,000.00
8 3/4% Notes due 2005               74960LBA3               500,000,000.00
9 1/4% Debentures due 2013          74960LBC9               500,000,000.00
8.625% Note  2002                   74960LAX4               875,000,000.00
7.625% Notes due 2003               74960LAY2               750,000,000.00

Medium-Term Notes
----------------------------

7.63% due August 13, 2001           74960VAF1                   362,000.00
7.375% due August 1, 2001           74960VAM6                   736,000.00
6.80% due September 1, 2001         74960VAN4                 2,696,000.00
7.625% due September 1,2000         74960VAP9               100,000,000.00


                                    EXHIBIT B

                 Documents to be delivered to Successor Trustee

1.   Executed copy of the Amended and Restated Indenture dated as of July 24,
     1995

2.   File of Closing Documents

3. Copies of the most recent of each of the SEC reports delivered by the Company pursuant to Section 4.2 of the Indenture.

4.   A copy of the most recent Compliance Certificate delivered pursuant to
     Section 3.5 of the Indenture.

5. Copies of any official notices sent by the Trustee to all the Holders of the Notes pursuant to the terms of the Indenture during the past twelve months and a copy of the most recent Trustee's Annual Report to Holders, if any.

STATE OF NEW YORK   )
                                    ) ss:
COUNTY OF NEW YORK  )

On the 27 day of July , 1998, before me personally came MaryBeth Lewicki to me known, who, being by me duly sworn, did depose and say that he/she resides at Staten Island, New York 10305; that she is an Assistant Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.



                                            -----------------------------
                                            Notary Public

State of  New York                  )
                                    : ss
County of New York                  )

On the 27th day of July , 1998, before me personally came                 to
me known, who, being by me duly sworn, did depose and say that he/she resides
at                        ; that he/she is                       of Citibank,
N.A., one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.

                                            -----------------------
                                            Notary Public

State of New York )
                           : ss
City of  New York )

On the 27th day of July, 1998, before me personally came                  to
me known, who, being by me duly sworn, did depose and say that he/she resides
at                        ; that he/she is                       of RJR
Nabisco, Inc.one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.

                                            -----------------------
                                            Notary Public

     AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of July 27, 1998 by and among RJR Nabisco, Inc., a corporation duly organized and existing under the laws of the State of Delaware and having its principal office at 1301 Avenue of the Americas, New York, New York 10019 (the "Company"), Citibank, N.A., a banking corporation duly organized and existing under the laws of the United States of America and having its principal corporate trust office at 111 Wall Street, New York, New York 10043 (the "Resigning Trustee") and The Bank of New York, a New York banking corporation duly organized and existing under the laws of New York and having its principal corporate trust office at 101 Barclay Street, New York, New York 10286 (the "Successor Trustee").

                                   RECITALS:

     WHEREAS, $600,000,000 aggregate principal amount of the Company's 8.75% Senior Notes due April 15, 2004 were issued under an Indenture dated as of May 18, 1992 by and between the Company and the Resigning Trustee (said Notes are hereinafter referred to as "Securities" and said Indenture is hereinafter referred to as the "Indenture");

     WHEREAS, Section 5.9 of the Indenture provides that the Trustee may at any time resign by giving written notice of such resignation to the Company, effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee and payment of all fees due and owing to the Resigning Trustee;

     WHEREAS, Section 5.10 of the Indenture provides that any successor Trustee appointed in accordance with the Indenture shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment under the Indenture, and thereupon the resignation of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of the predecessor Trustee;

     WHEREAS, the Resigning Trustee was appointed Security Registrar and Paying Agent by the Company;

     WHEREAS, the Company desires to appoint Successor Trustee as Trustee, Security Registrar and Paying Agent to succeed Resigning Trustee under the Indenture; and

     WHEREAS, Successor Trustee is willing to accept such appointment as successor Trustee, Security Registrar and Paying Agent under the Indenture;

     NOW, THEREFORE, the Company, Resigning Trustee and Successor Trustee, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

                                  ARTICLE ONE

                             THE RESIGNING TRUSTEE

     SECTION I. Pursuant to Section 5.9 of the Indenture, Resigning Trustee hereby notifies the Company that Resigning Trustee is hereby resigning as Trustee, Security Registrar and Paying Agent under the Indenture.

     SECTION II. Resigning Trustee hereby represents and warrants to Successor Trustee that:

(a) No covenant or condition contained in the Indenture has been waived by Resigning Trustee nor has of the Responsible Officers of Resigning Trustee's Corporate Trust Group, received written notice from the Holders of the percentage in aggregate principal amount of the Securities required by the Indenture to effect any such waiver.

(b) Responsible Officers of the Resigning Trustee's Corporate Trust Group have not received written notice of any action, suit or proceeding pending nor has the Responsible Officers assigned to Resigning Trustee's Corporate Trust Group, received notice of any threatened action, suit or proceeding against Resigning Trustee before any court or any governmental authority arising out of any action or omission by Resigning Trustee as Trustee under the Indenture.

(c) As of the effective date of this Agreement, Resigning Trustee will hold no property under the Indenture.

(d) Pursuant to Section 2.1 of the Indenture, Resigning Trustee duly authenticated and delivered $600,000,000 aggregate principal amount of the Securities, all of which are outstanding as of the effective date hereof.

(e) Each person who so authenticated the Securities was duly elected, qualified and acting as an officer of Resigning Trustee and empowered to authenticate the Securities at the respective times of such authentication and the signature of such person or persons appearing on such Securities is each such person's genuine signature.

(f) This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation.

(g) No responsible Officers of the Resigning Trustee's Corporate Trust Group, have received written notice of any event which has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 4.1 of the Indenture.

     SECTION III. Upon payment of all fees due and owing to the Resigning Trustee, the Resigning Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Resigning Trustee in and to the trust under the Indenture and all the rights, powers and trusts of the Trustee under the Indenture. Resigning Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, trusts and powers hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Security Registrar and Paying Agent.

     SECTION IV. Resigning Trustee shall deliver to Successor Trustee, as of or immediately after the effective date hereof, all of the documents listed on Exhibit A hereto.

                                  ARTICLE TWO

                                  THE COMPANY

     SECTION V. The Company hereby accepts the resignation of Resigning Trustee as Trustee, Security Registrar and Paying Agent under the Indenture.

     SECTION VI. The Secretary or Assistant Secretary of the Company who is attesting to the execution of this Agreement by the Company hereby certifies that the Company (a) accepts Resigning Trustee's resignation as Trustee under the Indenture; (b) appoints Successor Trustee as Trustee under the Indenture; and (c) will execute and deliver such agreements and other instruments as may be necessary or desirable to effectuate the succession of Successor Trustee as Trustee under the Indenture.

     SECTION VII. The Company hereby appoints Successor Trustee as Trustee, Security Registrar and Paying Agent under the Indenture to succeed to, and hereby vests Successor Trustee with, all the rights, powers, duties and obligations of Resigning Trustee under the Indenture with like effect as if originally named as Trustee in the Indenture.

     SECTION VIII. Promptly after the effective date of this Agreement, the Company shall cause a notice, substantially in the form of Exhibit B annexed hereto, to be sent to each Holder of the Securities in accordance with the provisions of Section 5.10 of the Indenture.

     SECTION IX. The Company hereby represents and warrants to Resigning Trustee and Successor Trustee that:

(a) The Company is a corporation duly and validly organized and existing pursuant to the laws of the State of Delaware.

(b) The Indenture was validly and lawfully executed and delivered by the Company and the Securities were validly issued by the Company.

(c) The Company has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the Indenture.

(d) No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 4.1 of the Indenture.

(e) No covenant or condition contained in the Indenture has been waived by Company or, to the best of Company's knowledge, by Holders of the percentage in aggregate principal amount of the Securities required to effect any such waiver.

(f) There is no action, suit or proceeding pending or, to the best of Company's knowledge, threatened against the Company before any court or any governmental authority arising out of any action or omission by Company under the Indenture.

(g) This Agreement has been duly authorized, executed and delivered on behalf of Company and constitutes its legal, valid and binding obligation.

(h) All conditions precedent relating to the appointment of The Bank of New York as successor Trustee under the Indenture have been complied with by the Company.

                                 ARTICLE THREE

                             THE SUCCESSOR TRUSTEE

     SECTION X. Successor Trustee hereby represents and warrants to Resigning Trustee and to the Company that:

(a) Successor Trustee is not disqualified under the provisions of Section 5.9 and is eligible under the provisions of Section 5.8 of the Indenture to act as Trustee under the Indenture.

(b) This Agreement has been duly authorized, executed and delivered on behalf of Successor Trustee and constitutes its legal, valid and binding obligation.

     SECTION XI. Successor Trustee hereby accepts its appointment as successor Trustee, Security Registrar and Paying Agent under the Indenture and accepts the rights, powers, duties and obligations of Resigning Trustee as Trustee under the Indenture, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee under the Indenture.

     SECTION XII. References in the Indenture to "Corporate Trust Office" or other similar terms shall be deemed to refer to the Corporate Trust Office of Successor Trustee at 101 Barclay Street, New York, New York 10286 or any other office of Successor Trustee at which, at any particular time, its corporate trust business shall be administered.

                                  ARTICLE FOUR

                                 MISCELLANEOUS

     SECTION XIII. Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Indenture shall have the meaning assigned to them in the Indenture.

     SECTION XIV. This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the opening of business on July 27, 1998.

     SECTION XV. Resigning Trustee hereby acknowledges payment or provision for payment in full by the Company of compensation for all services rendered by Resigning Trustee under Section 5.6 of the Indenture and reimbursement in full by the Company of the expenses, disbursements and advances incurred or made by Resigning Trustee in accordance with the provisions of the Indenture. Resigning Trustee acknowledges that it relinquishes any lien it may have upon all property or funds held or collected by it to secure any amounts due it pursuant to the provisions of Section 5.6 of the Indenture. The Company acknowledges its obligation set forth in Section 5.6 of the Indenture to continue to indemnify Resigning Trustee for, and to hold Resigning Trustee harmless against, any loss, liability and expense incurred without negligence or bad faith on the part of the Resigning Trustee and arising out of or in connection with the acceptance or administration of the trust evidenced by the Indenture (which obligation shall survive the execution hereof).

     SECTION XVI. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION XVII. This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION XVIII. The Company, Resigning Trustee and Successor Trustee hereby acknowledge receipt of an executed and acknowledged counterpart of this Agreement and the effectiveness thereof.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement of Resignation, Appointment and Acceptance to be duly executed and acknowledged and their respective seals to be affixed thereunto and duly attested all as of the day and year first above written.

[SEAL]                                  RJR Nabisco, Inc.

Attest:                                 By:
                                           ------------------------
__________________________               Name:
Assistant Secretary                      Title:

[SEAL]

Attest:                                 Citibank, N.A.
                                        Resigning Trustee

                                        By:
                                           ------------------------------
                                           Name:
                                           Title:

---------------------------
Authorized Officer

[SEAL]                                  The Bank of New York
                                        Successor Trustee

                                        By:
                                           ------------------------
                                           Name: MaryBeth Lewicki
Attest:                                    Title:   Assistant Vice President

---------------------------
Assistant Treasurer

                                    EXHIBIT A

                 Documents to be delivered to Successor Trustee

1.   Executed copy of the Amended and Restated Indenture dated as of May 18,
     1992

2.   File of Closing Documents

3. Copies of the most recent of each of the SEC reports delivered by the Company pursuant to Section 3.7 of the Indenture.

4.   A copy of the most recent Compliance Certificate delivered pursuant to
     Section 3.5 of the Indenture.

5. Copies of any official notices sent by the Trustee to all the Holders of the Notes pursuant to the terms of the Indenture during the past twelve months and a copy of the most recent Trustee's Annual Report to Holders, if any.

STATE OF NEW YORK   )
                                    ) ss:
COUNTY OF NEW YORK  )

On the 27 day of July , 1998, before me personally came MaryBeth Lewicki to me known, who, being by me duly sworn, did depose and say that he/she resides at Staten Island, New York 10305; that she is an Assistant Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.



                                        -----------------------------
                                        Notary Public

State of  New York                  )
                                    : ss
County of New York                  )

On the 27th day of July , 1998, before me personally came                  to
me known, who, being by me duly sworn, did depose and say that he/she resides
at                  ; that he/she is                       of Citibank, N.A.,
one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.

                                        -----------------------
                                        Notary Public

State of New York )
                           : ss
City of  New York )

On the 27th day of July, 1998, before me personally came                  to
me known, who, being by me duly sworn, did depose and say that he/she resides
at                   ; that he/she is                       of RJR Nabisco,
Incorporated, one of the corporations described in and which executed the above instrument; that he/she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by the authority of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like authority.

                                        -----------------------
                                        Notary Public